U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2009
The Hartford Financial Services Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut 06155
(Address of principal executive offices)
(860) 547-5000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Current Report on Form 8-K
Item 8.01. Other Events.
     On June 12, 2009, the Hartford Financial Services Group, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Goldman, Sachs & Co. (“Goldman Sachs”), pursuant to which the Company may issue and sell over time and from time to time, through Goldman Sachs, as the Company’s sales agent, or to Goldman Sachs, for resale, shares of its common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $750,000,000, subject to a maximum issuance of 60,000,000 shares of Common Stock.
     Sales of shares of Common Stock pursuant to the Agreement, if any, may be sold on the New York Stock Exchange or otherwise, at market prices prevailing at the time of sale, at prices related to the prevailing market prices, or at negotiated prices. In addition, if agreed by the Company and Goldman Sachs, some or all of the shares of Common Stock issued pursuant to the Agreement may be sold through ordinary brokerage transactions and transactions in which a broker solicits purchasers; purchases by a broker-dealer, as principal, and resale by the broker-dealer for its account; or a block trade in which a broker-dealer will attempt to sell as agent, but may position or resell a portion of the block, as principal, in order to facilitate the transaction.
     The Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.
     Shares of Common Stock sold pursuant to the Agreement will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission on June 12, 2009, to the accompanying prospectus filed with the Commission on April 11, 2007, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-142044) (the “Registration Statement”). Interested investors should read the prospectus supplement, the prospectus and all documents incorporated therein.
     The exhibits to this Current Report on Form 8-K are filed herewith in connection with the Registration Statement and are incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number
5.1	Opinion of Alan J. Kreczko regarding the validity of the securities to be issued
23.1	Consent of Alan J. Kreczko (included in Exhibit 5.1)
99.1	Equity Distribution Agreement, dated June 12, 2009, between the Hartford Financial Services Group, Inc. and Goldman, Sachs & Co.
99.2	Press Release of The Hartford Financial Services Group, Inc. dated June 12, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Dated: June 12, 2009	By:	/S/ Ricardo A. Anzaldua
		Name:	Ricardo A. Anzaldua
		Title:	Senior Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number
5.1	Opinion of Alan J. Kreczko regarding the validity of the securities to be issued
23.1	Consent of Alan J. Kreczko (included in Exhibit 5.1)
99.1	Equity Distribution Agreement, dated June 12, 2009, between the Hartford Financial Services Group, Inc. and Goldman, Sachs & Co.
99.2	Press Release of The Hartford Financial Services Group, Inc. dated June 12, 2009